Exhibit 99.1

Contacts

Analyst:	Robert Lentz	Media:	Scott Griffin
	614-876-2000		740-657-6516

Greif Reports Second Quarter 2015 Results

DELAWARE, Ohio (June 9, 2015) – Greif, Inc. (NYSE: GEF, GEF.B), a world leader in industrial packaging products and services, today reported second quarter 2015 net income attributable to the corporation totaling $20.8 million or $0.35 per diluted Class A share on sales of $915.9 million compared with net income of $38.4 million or $0.65 per diluted Class A share on sales of $1,065.5 million in the second quarter of 2014. After adjusting for the effect of divestitures and currency translation, sales for the quarter were flat compared to the second quarter of 2014. Excluding the impact of special items1, earnings were $0.53 per diluted Class A share compared to $0.58 per diluted Class A share for the second quarter of 2014.

David B. Fischer, president and chief executive officer, stated, “The second quarter adjusted earnings were in line with our expectations; however, the forecasted results for our North American businesses are expected to be below previous forecasts for the second half of 2015. Several positive trends emerged in our international operations during the second quarter, although foreign exchange rates continued to have a negative impact. We are addressing specific issues to improve the company’s overall performance, and we remain committed to our long-term plans.”

Mr. Fischer added, “During the second quarter we took significant steps to lower our structural costs which included SG&A headcount reduction plans plus plant closures, divestitures and network consolidation in our rigid industrial packaging business. These actions are part of our comprehensive transformation activities which are focused on creating significant value in our business. We have recently completed installation of a new corrugator in North Carolina and we are in the final stages of completing the modernization of our Riverville containerboard mill in Virginia and returning it to full production. These additions to the Paper Packaging network are expected to begin contributing incremental benefits later this year as they move beyond initial start-up operations. The combination of these growth investments with further implementation of transformation initiatives across the enterprise are expected to position us for solid improvement in fiscal 2016.”

Rigid Industrial Packaging & Services

Net sales decreased 15.0 percent to $666.6 million for the second quarter of 2015 compared with $784.3 million for the second quarter of 2014. Excluding the impact of divestitures2, net sales decreased 12.5 percent to $645.7 million for the second quarter of 2015 compared with $737.6 million for the second quarter of 2014. The decrease in net sales was primarily due to the negative impact of foreign currency translation of 10.4 percent. Overall volumes were flat compared to the second quarter of 2014, with increases of 4.8 percent in Europe and decreases of 7.5 percent in Latin America and 2.2 percent in North America.

Operating profit was $25.8 million for the second quarter of 2015 compared to $51.2 million for the second quarter of 2014. The decrease was primarily attributable to the negative impact of foreign currency translation, higher restructuring and non-cash asset impairment charges, and a loss on the sale of a business in North America. Operating profit excluding special items and the impact of divestitures3 was $49.4 million for the second quarter of 2015 versus $51.5 million for the second quarter of 2014.

[1]	A summary of all special items that are included in the price per diluted Class A share before special items and operating profit before special items is set forth in the Selected Financial Highlights table following the Company Outlook in this release
[2]	A summary of all adjustments related to the divestitures that are excluded from net sales, gross profit and operating profit is set forth in the Selected Financial Highlights table following the Company Outlook in this release
[3]	A summary of all adjustments excluding special items and the impact of divestitures that are excluded from operating profit is set forth in the Selected Financial Highlights table following the Company Outlook in this release

Note: A reconciliation of the differences between all non-GAAP financial measures used in this release with the most directly comparable GAAP financial measures is included in the financial schedules that are a part of this release.

Paper Packaging

Net sales decreased 5.5 percent to $160.4 million for the second quarter of 2015 compared with $169.8 million for the second quarter of 2014. Excluding the impact of divestitures, net sales decreased 2.8 percent to $160.4 million for the second quarter of 2015 compared with $165.1 million for the second quarter of 2014. The decrease was attributable to lower prices for containerboard produced by the Company’s mills and slightly lower volumes in the corrugated sheet business.

Operating profit was $27.1 million for the second quarter of 2015 compared with $26.5 million for the second quarter of 2014. The increase was primarily due to lower freight, maintenance and utility costs, partially offset by the same factors impacting net sales, as described above.

Flexible Products & Services

Net sales decreased 22.1 percent to $82.0 million for the second quarter of 2015 compared with $105.3 million for the second quarter of 2014. Excluding the impact of divestitures, net sales decreased 9.3 percent to $82.0 million for the second quarter of 2015 compared with $90.4 million for the second quarter of 2014. The decrease was primarily attributable to the negative impact of foreign currency translation of 15.2 percent, partially offset by an increase in selling prices.

Operating loss was $5.3 million for the second quarter of 2015 versus operating loss of $10.3 million for the second quarter of 2014. Operating loss before special items and excluding the impact of divestitures was $5.7 million for the second quarter of 2015 versus $7.7 million for the second quarter of 2014. This decrease in operating loss was primarily due to lower personnel, security and alternative supply costs compared to the prior period, because the prior period included costs associated with the occupation of the Hadimkoy facility, partially offset by higher costs of the move to an in-house labor force, prompted primarily by changes in the local regulatory environment.

Land Management

Net sales increased 13.1 percent to $6.9 million for the second quarter of 2015 compared with $6.1 million for the second quarter of 2014. The increase was due to higher timber sales as planned for the second quarter of 2015.

Timberland gains were immaterial for the second quarter of 2015 compared with $8.7 million for the second quarter of 2014. Operating profit was $3.5 million for the second quarter of 2015 compared with $11.7 million for the second quarter of 2014. The decrease was due to the impact of timberland gains in the second quarter of 2014. Operating profit before special items was $2.6 million for the second quarter of 2015 compared with $1.7 million for the second quarter of 2014. This increase was due to the same factor impacting net sales.

Company Outlook

While positive demand and gross margin trends in international operations emerged during the second quarter and the impact of the company’s transformation actions have begun being realized, annual adjusted earnings are expected to be lower than forecasted at the beginning of the year. The principal factors contributing to this expected decline are based on recent results and near term expectations on lower volumes and gross margins for the company’s North American businesses, and the continuing impact of unfavorable foreign exchange rates. Based on these factors, fiscal 2015 adjusted Class A earnings per share are now expected to be in the range of $1.65 to $1.75, excluding gains and losses on the sales of businesses, timberland and property, plant and equipment, and acquisition related costs, as well as restructuring and impairment charges.

GREIF, INC. AND SUBSIDIARY COMPANIES

SELECTED FINANCIAL HIGHLIGHTS

UNAUDITED

(Dollars and shares in millions, except per share amounts)

	Three months ended		Six months ended
	April 30		April 30
	2015	2014	2015	2014
Selected Financial Highlights
Net sales	$915.9	$1,065.5	$1,818.2	$2,067.0
Operating profit	51.1	79.1	116.5	150.5
Operating profit before special items	72.6	71.9	114.9	137.2
EBITDA	83.3	116.3	183.2	224.1
Cash provided by (used in) operating activities	32.8	103.7	(26.5)	41.5
Net income attributable to Greif, Inc.	20.8	38.4	50.9	69.1
Diluted Class A earnings per share attributable to Greif, Inc.	$0.35	$0.65	$0.87	$1.18
Diluted Class A earnings per share attributable to Greif, Inc. before special items	$0.53	$0.58	$0.82	$1.03

Special items
Restructuring charges	$(7.3)	$(3.9)	$(10.5)	$(6.3)
Acquisition-related costs	—	(0.3)	(0.2)	(0.8)
Timberland gains	—	8.7	24.3	17.1
Non-cash asset impairment charges	(4.5)	—	(4.7)	(0.2)
Gain (loss) on disposal of properties, plants, equipment and businesses, net	(9.7)	2.7	(7.3)	3.5

Total special items	(21.5)	7.2	1.6	13.3

Total special items, net of tax	(10.7)	4.8	2.7	8.7

Impact of total special items, net of tax, on diluted Class A earnings per share attributable to Greif, Inc.	$(0.18)	$0.07	$0.05	$0.15

	April 30, 2015	October 31, 2014	April 30, 2014
Working capital [4]	$360.3	$303.0	$362.0
Net working capital [4]	292.9	217.9	274.6
Long-term debt	1,127.2	1,087.4	1,300.8
Net debt [5]	1,148.7	1,068.0	1,298.8

	2015	Impact of Divestitures	Excluding the Impact of Divestitures 2015
Net Sales	$915.9	$20.9	$895.0
Gross Profit	181.1	0.1	181.0
Operating Profit	51.1	(2.7)	53.8
Operating Profit before special items:	72.6	(1.7)	74.3

	2014	Impact of Divestitures	Excluding the Impact of Divestitures 2014
Net Sales	$1,065.5	$66.3	$999.2
Gross Profit	204.3	7.5	196.8
Operating Profit	79.1	0.8	78.3
Operating Profit before special items:	71.9	0.1	71.8

	Excluding the Impact of Divestitures 2015	Impact of Currency Translation	Excluding the Impact of Divestitures and Currency Translation 2015
Net Sales	$895.0	$(97.6)	$992.6

[4]	Working capital represents current assets less current liabilities. Net working capital represents working capital less cash and cash equivalents.
[5]	Net debt represents long-term debt plus the current portion of long-term debt plus short-term borrowings less cash and cash equivalents.

Conference Call

The company will host a conference call to discuss the second quarter of 2015 results on June 10, 2015, at 10 a.m. Eastern Time (ET). To participate, domestic callers should call 877-485-3107 and ask for the Greif conference call. The number for international callers is +1 201-689-8427. Phone lines will open at 9:50 a.m. ET. The conference call will also be available through a live webcast, including slides, which can be accessed at www.greif.com in the Investor Center/Conference Calls. A replay of the conference call will be available on the company’s website approximately one hour following the call.

About Greif

Greif is a world leader in industrial packaging products and services. The company produces steel, plastic, fibre, flexible and corrugated containers and containerboard, and provides reconditioning, blending, filling and packaging services for a wide range of industries. Greif also manages timber properties in North America. The company is strategically positioned in more than 50 countries to serve global as well as regional customers. Additional information is on the company’s website at www.greif.com.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “aspiration,” “objective,” “project,” “believe,” “continue,” “on track” or “target” or the negative thereof and similar expressions, among others, identify forward-looking statements. All forward-looking statements are based on assumptions, expectations and other information currently available to management. Such forward-looking statements are subject to certain risks and uncertainties that could cause the company’s actual results to differ materially from those forecasted, projected or anticipated, whether expressed or implied. The most significant of these risks and uncertainties are described in Part I of the company’s Annual Report on Form 10-K for the fiscal year ended Oct. 31, 2014. The company undertakes no obligation to update or revise any forward-looking statements.

Although the Company believes that the expectations reflected in forward-looking statements have a reasonable basis, the Company can give no assurance that these expectations will prove to be correct. Forward-looking statements are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from those forecasted, projected or anticipated, whether expressed in or implied by the statements. Such risks and uncertainties that might cause a difference include, but are not limited to, the following: (i) historically, our business has been sensitive to changes in general economic or business conditions, (ii) our operations subject us to currency exchange and political risks that could adversely affect our results of operations, (iii) the current and future challenging global economy and disruption and volatility of the financial and credit markets may adversely affect our business, (iv) the continuing consolidation of our customer base and suppliers may intensify pricing pressure, (v) we operate in highly competitive industries, (vi) our business is sensitive to changes in industry demands, (vii) raw material and energy price fluctuations and shortages may adversely impact our manufacturing operations and costs, (viii) we may encounter difficulties arising from acquisitions, (ix) we may incur additional restructuring costs and there is no guarantee that our efforts to reduce costs will be successful, (x) tax legislation initiatives or challenges to our tax positions may adversely impact our results or condition, (xi) full realization of our deferred tax assets may be affected by a number of factors, (xii) several operations are conducted by joint ventures that we cannot operate solely for our benefit, (xiii) our ability to attract, develop and retain talented and qualified employees, managers and executives is critical to our success, (xiv) our business may be adversely impacted by work stoppages and other labor relations matters, (xv) we may be subject to losses that might not be covered in whole or in part by existing insurance reserves or insurance coverage, (xvi) our business depends on the uninterrupted operations of our facilities, systems and business functions, including our information technology and other business systems, (xvii) a security breach of customer, employee, supplier or company information may have a material adverse effect on our business, financial condition and results of operations, (xviii) legislation/regulation related to environmental and health and safety matters and corporate social responsibility could negatively impact our operations and financial performance, (xix) product liability claims and other legal proceedings could adversely affect our operations and financial performance, (xx) we may incur fines or penalties, damage to our reputation or other adverse consequences if our employees, agents or business partners violate, or are alleged to have violated, anti-bribery, competition or other laws, (xxi) changing climate, climate change regulations and greenhouse gas effects may adversely affect our operations and financial performance, (xxii) the frequency and volume of our timber and timberland sales will impact our financial performance, (xxiii) changes in U.S. generally accepted accounting principles and SEC rules and regulations could materially impact our reported results,

(xxiv) if the company fails to maintain an effective system of internal control, the company may not be able to accurately report financial results or prevent fraud, and (xxv) the company has a significant amount of goodwill, and if impaired in the future, would adversely impact our results of operations. Changes in business results may impact our book tax rates. The risks described above are not all-inclusive, and given these and other possible risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. For a detailed discussion of the most significant risks and uncertainties that could cause our actual results to differ materially from those forecasted, projected or anticipated, see “Risk Factors” in Part I, Item 1A of our most recently filed Form 10-K and our other filings with the Securities and Exchange Commission. All forward-looking statements made in this news release are expressly qualified in their entirety by reference to such risk factors. Except to the limited extent required by applicable law, we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

GREIF, INC. AND SUBSIDIARY COMPANIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

UNAUDITED

(Dollars and shares in millions, except per share amounts)

	Three months ended		Six months ended
	April 30		April 30
	2015	2014	2015	2014

Net sales	$915.9	$1,065.5	$1,818.2	$2,067.0
Cost of products sold	734.8	861.2	1,483.2	1,676.6

Gross profit	181.1	204.3	335.0	390.4

Selling, general and administrative expenses	108.5	132.7	220.3	254.0
Restructuring charges	7.3	3.9	10.5	6.3
Timberland gains	—	(8.7)	(24.3)	(17.1)
Non-cash asset impairment charges	4.5	—	4.7	0.2
Gain on disposal of properties, plants and equipment, net	(0.7)	(1.5)	(2.3)	(4.1)
(Gain) loss on disposal of businesses	10.4	(1.2)	9.6	0.6

Operating profit	51.1	79.1	116.5	150.5

Interest expense, net	18.2	20.4	37.8	40.8
Other expense, net	2.5	2.2	2.6	5.0

Income before income tax expense and equity earnings of unconsolidated affiliates, net	30.4	56.5	76.1	104.7

Income tax expense	9.6	19.5	27.1	36.0

Equity earnings (losses) of unconsolidated affiliates, net of tax	(0.3)	0.1	(0.3)	0.2

Net income	20.5	37.1	48.7	68.9
Net loss attributable to noncontrolling interests	0.3	1.3	2.2	0.2

Net income attributable to Greif, Inc.	$20.8	$38.4	$50.9	$69.1

Basic earnings per share attributable to Greif, Inc. common shareholders:
Class A Common Stock	$0.35	$0.65	$0.87	$1.18
Class B Common Stock	$0.53	$0.98	$1.29	$1.76

Diluted earnings per share attributable to Greif, Inc. common shareholders:
Class A Common Stock	$0.35	$0.65	$0.87	$1.18
Class B Common Stock	$0.53	$0.98	$1.29	$1.76

Shares used to calculate basic earnings per share attributable to Greif, Inc. common shareholders:
Class A Common Stock	25.7	25.5	25.6	25.5
Class B Common Stock	22.1	22.1	22.1	22.1

Shares used to calculate diluted earnings per share attributable to Greif, Inc. common shareholders:
Class A Common Stock	25.7	25.6	25.7	25.5
Class B Common Stock	22.1	22.1	22.1	22.1

GREIF, INC. AND SUBSIDIARY COMPANIES

CONDENSED CONSOLIDATED BALANCE SHEETS

UNAUDITED

(Dollars in millions)

	April 30, 2015	October 31, 2014

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$67.4	$85.1
Trade accounts receivable	459.8	501.3
Inventories	363.2	381.1
Other current assets	180.2	187.2

	1,070.6	1,154.7

LONG-TERM ASSETS
Goodwill	813.4	880.2
Intangible assets	143.3	166.5
Assets held by special purpose entities	50.9	50.9
Other long-term assets	109.3	122.1

	1,116.9	1,219.7

PROPERTIES, PLANTS AND EQUIPMENT	1,233.3	1,293.0

	$3,420.8	$3,667.4

LIABILITIES AND EQUITY

CURRENT LIABILITIES
Accounts payable	$357.5	$471.1
Short-term borrowings	63.1	48.1
Current portion of long-term debt	25.8	17.6
Other current liabilities	263.9	314.9

	710.3	851.7

LONG-TERM LIABILITIES
Long-term debt	1,127.2	1,087.4
Liabilities held by special purpose entities	43.3	43.3
Other long-term liabilities	436.3	461.8

	1,606.8	1,592.5

TOTAL EQUITY	1,103.7	1,223.2

	$3,420.8	$3,667.4

GREIF, INC. AND SUBSIDIARY COMPANIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

UNAUDITED

(Dollars in millions)

	Three months ended		Six months ended
	April 30		April 30
	2015	2014	2015	2014
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$20.5	$37.1	$48.7	$68.9
Depreciation, depletion and amortization	34.7	39.4	69.3	78.6
Asset impairments	4.5	—	4.7	0.2
Other non-cash adjustments to net income	(2.3)	(14.7)	(23.9)	(24.7)
Working capital changes	(21.3)	47.6	(80.0)	(54.3)
Increase (decrease) in cash from changes in certain assets and liabilities and other	(3.3)	(5.7)	(45.3)	(27.2)

Net cash provided by (used in) operating activities	32.8	103.7	(26.5)	41.5

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisitions of companies, net of cash acquired	—	—	(0.4)	(52.3)
Purchases of properties, plants and equipment	(30.6)	(27.5)	(69.8)	(62.0)
Purchases of timber properties	—	(25.7)	(25.4)	(33.7)
Proceeds from the sale of properties, plants, equipment, businesses, timberland and other assets	12.7	21.8	51.7	36.6
Payments on notes receivable with related party, net	—	(0.4)	—	—
Other	—	0.9	—	0.9

Net cash used in investing activities	(17.9)	(30.9)	(43.9)	(110.5)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from (payments on) debt, net	24.1	(51.8)	108.4	123.2
Dividends paid	(24.7)	(24.7)	(49.2)	(49.1)
Other	(0.9)	5.4	(1.4)	4.9

Net cash provided by (used in) financing activities	(1.5)	(71.1)	57.8	79.0

Effects of exchange rates on cash	(1.8)	3.7	(5.1)	(0.7)

Net increase (decrease) in cash and cash equivalents	11.6	5.4	(17.7)	9.3
Cash and cash equivalents at beginning of the period	55.8	82.0	85.1	78.1

Cash and cash equivalents at end of the period	$67.4	$87.4	$67.4	$87.4

GREIF, INC. AND SUBSIDIARY COMPANIES

FINANCIAL HIGHLIGHTS BY SEGMENT

UNAUDITED

(Dollars in millions)

	Three months ended		Six months ended
	April 30		April 30
	2015	2014	2015	2014

Net sales:
Rigid Industrial Packaging & Services	$666.6	$784.3	$1,316.3	$1,496.6
Paper Packaging	160.4	169.8	319.6	339.6
Flexible Products & Services	82.0	105.3	170.1	218.5
Land Management	6.9	6.1	12.2	12.3

Total net sales	$915.9	$1,065.5	$1,818.2	$2,067.0

Operating profit (loss):
Rigid Industrial Packaging & Services	$25.8	$51.2	$46.0	$80.4
Paper Packaging	27.1	26.5	55.2	56.5
Flexible Products & Services	(5.3)	(10.3)	(14.1)	(9.5)
Land Management	3.5	11.7	29.4	23.1

Total operating profit	$51.1	$79.1	$116.5	$150.5

EBITDA [6]:
Rigid Industrial Packaging & Services	$48.0	$77.6	$92.8	$131.4
Paper Packaging	34.4	33.8	69.9	71.8
Flexible Products & Services	(3.7)	(7.6)	(10.7)	(3.8)
Land Management	4.6	12.5	31.2	24.7

Total EBITDA	$83.3	$116.3	$183.2	$224.1

[6]	EBITDA is defined as net income, plus interest expense, net, plus income tax expense, less equity earnings of unconsolidated affiliates, net of tax, plus depreciation, depletion and amortization. However, because the company does not calculate net income by segment, this table calculates EBITDA by segment with reference to operating profit (loss) by segment, which, as demonstrated in the table of Consolidated EBITDA, is another method to achieve the same result. See the reconciliations in the table of Segment EBITDA.

GREIF, INC. AND SUBSIDIARY COMPANIES

GAAP TO NON-GAAP RECONCILIATION

NET WORKING CAPITAL AND NET DEBT

UNAUDITED

(Dollars in millions)

	April 30, 2015	October 31, 2014	April 30, 2014

Current assets	$1,070.6	$1,154.7	$1,175.8
Less: current liabilities	710.3	851.7	813.8

Working capital	360.3	303.0	362.0
Less: cash and cash equivalents	67.4	85.1	87.4

Net working capital	$292.9	$217.9	$274.6

Long-term debt	$1,127.2	$1,087.4	$1,300.8
Plus: current portion of long-term debt	25.8	17.6	15.0
Plus: short-term borrowings	63.1	48.1	70.4
Less: cash and cash equivalents	67.4	85.1	87.4

Net debt	$1,148.7	$1,068.0	$1,298.8

GREIF, INC. AND SUBSIDIARY COMPANIES

GAAP TO NON-GAAP RECONCILIATION

CONSOLIDATED EBITDA7

UNAUDITED

(Dollars in millions)

	Three months ended April 30		Six months ended April 30
	2015	2014	2015	2014

Net income	$20.5	$37.1	$48.7	$68.9
Plus: interest expense, net	18.2	20.4	37.8	40.8
Plus: income tax expense	9.6	19.5	27.1	36.0
Plus: depreciation, depletion and amortization expense	34.7	39.4	69.3	78.6
Less: equity earnings (losses) of unconsolidated affiliates, net of tax	(0.3)	0.1	(0.3)	0.2

EBITDA	$83.3	$116.3	$183.2	$224.1

Net income	$20.5	$37.1	$48.7	$68.9
Plus: interest expense, net	18.2	20.4	37.8	40.8
Plus: income tax expense	9.6	19.5	27.1	36.0
Plus: other expense, net	2.5	2.2	2.6	5.0
Less: equity earnings (losses) of unconsolidated affiliates, net of tax	(0.3)	0.1	(0.3)	0.2

Operating profit	51.1	79.1	116.5	150.5
Less: other expense, net	2.5	2.2	2.6	5.0
Plus: depreciation, depletion and amortization expense	34.7	39.4	69.3	78.6

EBITDA	$83.3	$116.3	$183.2	$224.1

[7]	EBITDA is defined as net income, plus interest expense, net, plus income tax expense, less equity earnings of unconsolidated affiliates, net of tax, plus depreciation, depletion and amortization. As demonstrated in this table, EBITDA can also be calculated with reference to operating profit.

GREIF, INC. AND SUBSIDIARY COMPANIES

GAAP TO NON-GAAP RECONCILIATION

SEGMENT EBITDA8

UNAUDITED

(Dollars in millions)

	Three months ended April 30		Six months ended April 30
	2015	2014	2015	2014
Rigid Industrial Packaging & Services
Operating profit	$25.8	$51.2	$46.0	$80.4
Less: other expense, net	2.0	0.4	1.6	3.3
Plus: depreciation and amortization expense	24.2	26.8	48.4	54.3

EBITDA	$48.0	$77.6	$92.8	$131.4

Paper Packaging
Operating profit	$27.1	$26.5	$55.2	$56.5
Less: other expense, net	—	0.8	—	—
Plus: depreciation and amortization expense	7.3	8.1	14.7	15.3

EBITDA	$34.4	$33.8	$69.9	$71.8

Flexible Products & Services
Operating loss	$(5.3)	$(10.3)	$(14.1)	$(9.5)
Less: other expense, net	0.5	1.0	1.0	1.7
Plus: depreciation and amortization expense	2.1	3.7	4.4	7.4

EBITDA	$(3.7)	$(7.6)	$(10.7)	$(3.8)

Land Management
Operating profit	$3.5	$11.7	$29.4	$23.1
Plus: depreciation, depletion and amortization expense	1.1	0.8	1.8	1.6

EBITDA	$4.6	$12.5	$31.2	$24.7

Consolidated EBITDA	$83.3	$116.3	$183.2	$224.1

[8]	EBITDA is defined as net income, plus interest expense, net, plus income tax expense, less equity earnings of unconsolidated affiliates, net of tax, plus depreciation, depletion and amortization. However, because the company does not calculate net income by segment, this table calculates EBITDA by segment with reference to operating profit (loss) by segment, which, as demonstrated in the table of Consolidated EBITDA, is another method to achieve the same result.

GREIF, INC. AND SUBSIDIARY COMPANIES

GAAP TO NON-GAAP RECONCILIATION

FREE CASH FLOW9

UNAUDITED

(Dollars in millions)

	Three months ended April 30		Six months ended April 30
	2015	2014	2015	2014

Net cash provided by (used in) operating activities	$32.8	$103.7	$(26.5)	$41.5
Less: Capital expenditures	(30.6)	(27.5)	$(69.8)	$(62.0)

Free Cash Flows	$2.2	$76.2	$(96.3)	$(20.5)

[9]	Free cash flow is defined as net cash provided by operating activities less capital expenditures.

GREIF, INC. AND SUBSIDIARY COMPANIES

GEOGRAPHIC DATA

UNAUDITED

(Dollars in millions)

	Three months ended		Six months ended
	April 30		April 30
	2015	2014	2015	2014

Net sales:
North America	$452.1	$499.4	$886.7	$966.9
Europe, Middle East and Africa	322.8	415.7	642.6	790.7
Asia Pacific and Latin America	141.0	150.4	288.9	309.4

Total net sales	$915.9	$1,065.5	$1,818.2	$2,067.0

Operating profit:
North America	$10.5	$56.2	$68.1	$109.9
Europe, Middle East and Africa	24.4	18.4	26.9	32.3
Asia Pacific and Latin America	16.2	4.5	21.5	8.3

Total operating profit	$51.1	$79.1	$116.5	$150.5

Notes:	The North America region includes businesses from Rigid Industrial Packaging & Services, Paper Packaging, Flexible Products & Services and Land Management.

The Europe, Middle East and Africa region includes businesses from Rigid Industrial Packaging & Services and Flexible Products & Services.

The Asia Pacific and Latin America region includes businesses from Rigid Industrial Packaging & Services and Flexible Products & Services.

GREIF, INC. AND SUBSIDIARY COMPANIES

SPECIAL ITEMS BY SEGMENT

UNAUDITED

(Dollars in millions)

	Three months ended April 30		Six months ended April 30
	2015	2014	2015	2014
Rigid Industrial Packaging & Services
Restructuring charges	$6.4	$0.8	$8.8	$3.1
Acquisition-related costs	—	0.3	0.2	0.8
Non-cash asset impairment charges	4.8	—	4.9	0.2
(Gain) loss on disposal of properties, plants, equipment and businesses, net	10.7	(1.3)	9.5	0.2

Total special Items	21.9	(0.2)	23.4	4.3

Paper Packaging
Restructuring charges	0.5	—	0.5	—
Non-cash asset impairment charges	0.5	—	0.5	—
Gain on disposal of properties, plants, equipment and businesses, net	(0.1)	—	(0.1)	(0.8)

Total special Items	0.9	—	0.9	(0.8)

Flexible Products & Services
Restructuring charges	0.4	3.1	1.2	3.2
Non-cash asset impairment charges	(0.8)	—	(0.7)	—
Gain on disposal of properties, plants, equipment and businesses, net	—	(0.1)	(0.8)	(0.2)

Total special Items	(0.4)	3.0	(0.3)	3.0

Land Management
Timberland gains	—	(8.7)	(24.3)	(17.1)
Gain on disposal of properties, plants, equipment and businesses, net	(0.9)	(1.3)	(1.3)	(2.7)

Total special Items	(0.9)	(10.0)	(25.6)	(19.8)

Total special items	$21.5	$(7.2)	$(1.6)	$(13.3)

GREIF, INC. AND SUBSIDIARY COMPANIES

GAAP TO NON-GAAP RECONCILIATION

SEGMENT OPERATING PROFIT (LOSS) BEFORE SPECIAL ITEMS

UNAUDITED

(Dollars in millions)

	Three months ended April 30		Six months ended April 30
	2015	2014	2015	2014

Operating profit (loss):
Rigid Industrial Packaging & Services	$25.8	$51.2	$46.0	$80.4
Paper Packaging	27.1	26.5	55.2	56.5
Flexible Products & Services	(5.3)	(10.3)	(14.1)	(9.5)
Land Management	3.5	11.7	29.4	23.1

Total operating profit (loss)	51.1	79.1	116.5	150.5

Restructuring charges:
Rigid Industrial Packaging & Services	6.4	0.8	8.8	3.1
Paper Packaging	0.5	—	0.5	—
Flexible Products & Services	0.4	3.1	1.2	3.2

Total restructuring charges	7.3	3.9	10.5	6.3

Acquisition-related costs:
Rigid Industrial Packaging & Services	—	0.3	0.2	0.8

Total acquisition-related costs	—	0.3	0.2	0.8

Timberland gains:
Land Management	—	(8.7)	(24.3)	(17.1)

Total timberland gains	—	(8.7)	(24.3)	(17.1)

Non-cash asset impairment charges:
Rigid Industrial Packaging & Services	4.8	—	4.9	0.2
Paper Packaging	0.5	—	0.5	—
Flexible Products & Services	(0.8)	—	(0.7)	—

Total non-cash asset impairment charges	4.5	—	4.7	0.2

(Gain) loss on disposal of properties, plants, equipment and businesses, net:
Rigid Industrial Packaging & Services	10.7	(1.3)	9.5	0.2
Paper Packaging	(0.1)	—	(0.1)	(0.8)
Flexible Products & Services	—	(0.1)	(0.8)	(0.2)
Land Management	(0.9)	(1.3)	(1.3)	(2.7)

Total (gain) loss on disposal of properties, plants, equipment and businesses, net:	9.7	(2.7)	7.3	(3.5)

Operating profit (loss) before special items [10]:
Rigid Industrial Packaging & Services	47.7	51.0	69.4	84.7
Paper Packaging	28.0	26.5	56.1	55.7
Flexible Products & Services	(5.7)	(7.3)	(14.4)	(6.5)
Land Management	2.6	1.7	3.8	3.3

Total operating profit (loss) before special items	$72.6	$71.9	$114.9	$137.2

[10]	Operating profit (loss) before special items is defined as operating profit (loss) plus restructuring charges plus acquisition-related costs plus non-cash impairment charges less timberland gains less (gain) loss on disposal of properties, plants, equipment and businesses, net.

GREIF, INC. AND SUBSIDIARY COMPANIES

GAAP TO NON-GAAP RECONCILIATION

SEGMENT EBITDA BEFORE SPECIAL ITEMS

UNAUDITED

(Dollars in millions)

	Three months ended April 30		Six months ended April 30
	2015	2014	2015	2014

EBITDA [11]:
Rigid Industrial Packaging & Services	$48.0	$77.6	$92.8	$131.4
Paper Packaging	34.4	33.8	69.9	71.8
Flexible Products & Services	(3.7)	(7.6)	(10.7)	(3.8)
Land Management	4.6	12.5	31.2	24.7

Total EBITDA	83.3	116.3	183.2	224.1

Restructuring charges:
Rigid Industrial Packaging & Services	6.4	0.8	8.8	3.1
Paper Packaging	0.5	—	0.5	—
Flexible Products & Services	0.4	3.1	1.2	3.2

Total restructuring charges	7.3	3.9	10.5	6.3

Acquisition-related costs:
Rigid Industrial Packaging & Services	—	0.3	0.2	0.8

Total acquisition-related costs	—	0.3	0.2	0.8

Timberland gains:
Land Management	—	(8.7)	(24.3)	(17.1)

Total timberland gains	—	(8.7)	(24.3)	(17.1)

Non-cash asset impairment charges:
Rigid Industrial Packaging & Services	4.8	—	4.9	0.2
Paper Packaging	0.5	—	0.5	—
Flexible Products & Services	(0.8)	—	(0.7)	—

Total non-cash asset impairment charges	4.5	—	4.7	0.2

(Gain) loss on disposal of properties, plants, equipment and businesses, net:
Rigid Industrial Packaging & Services	10.7	(1.3)	9.5	0.2
Paper Packaging	(0.1)	—	(0.1)	(0.8)
Flexible Products & Services	—	(0.1)	(0.8)	(0.2)
Land Management	(0.9)	(1.3)	(1.3)	(2.7)

Total (gain) loss on disposal of properties, plants, equipment and businesses, net:	9.7	(2.7)	7.3	(3.5)

EBITDA before special items [12]:
Rigid Industrial Packaging & Services	69.9	77.4	116.2	135.7
Paper Packaging	35.3	33.8	70.8	71.0
Flexible Products & Services	(4.1)	(4.6)	(11.0)	(0.8)
Land Management	3.7	2.5	5.6	4.9

Total EBITDA before special items	$104.8	$109.1	$181.6	$210.8

[11]	EBITDA is defined as net income, plus interest expense, net, plus income tax expense, less equity earnings of unconsolidated affiliates, net of tax, plus depreciation, depletion and amortization. However, because the company does not calculate net income by segment, this table calculates EBITDA by segment with reference to operating profit (loss) by segment, which, as demonstrated in the table of Consolidated EBITDA, is another method to achieve the same result. See the reconciliations in the table of Segment EBITDA.
[12]	EBITDA before special items is defined as EBITDA plus restructuring charges plus acquisition-related costs plus non-cash impairment charges less timberland gains less (gain) loss on disposal of properties, plants, equipment and businesses, net.

GREIF, INC. AND SUBSIDIARY COMPANIES

GAAP TO NON-GAAP RECONCILIATION

CLASS A EARNINGS PER SHARE EXCLUDING SPECIAL ITEMS

UNAUDITED

(Dollars in millions, except per share amounts)

Three months ended April 30, 2015		Class A
Net Income Attributable to Greif	$20.8	$0.35
Less: (Gain) loss on disposal of properties, plants, equipment and businesses, net	2.9	0.05
Less: Timberland Gains	—	—
Plus: Restructuring charges	4.9	0.08
Plus: Non-cash asset impairment charges	2.9	0.05
Plus: Acquisition related costs	—	—

Net Income Attributable to Greif Excluding Special Items	$31.5	$0.53

Three months ended April 30, 2014		Class A
Net Income Attributable to Greif	$38.4	$0.65
Less: (Gain) loss on disposal of properties, plants, equipment and businesses, net	(1.7)	(0.03)
Less: Timberland Gains	(5.5)	(0.07)
Plus: Restructuring charges	2.3	0.03
Plus: Non-cash asset impairment charges	—	—
Plus: Acquisition related costs	0.1	—

Net Income Attributable to Greif Excluding Special Items	$33.6	$0.58

Six months ended April 30, 2015		Class A
Net Income Attributable to Greif	$50.9	$0.87
Less: (Gain) loss on disposal of properties, plants, equipment and businesses, net	1.5	0.02
Less: Timberland Gains	(14.9)	(0.25)
Plus: Restructuring charges	7.6	0.13
Plus: Non-cash asset impairment charges	3.0	0.05
Plus: Acquisition related costs	0.1	—

Net Income Attributable to Greif Excluding Special Items	$48.2	$0.82

Six months ended April 30, 2014		Class A
Net Income Attributable to Greif	$69.1	$1.18
Less: (Gain) loss on disposal of properties, plants, equipment and businesses, net	(2.2)	(0.04)
Less: Timberland Gains	(11.0)	(0.19)
Plus: Restructuring charges	3.9	0.07
Plus: Non-cash asset impairment charges	0.1	—
Plus: Acquisition related costs	0.5	0.01

Net Income Attributable to Greif Excluding Special Items	$60.4	$1.03

*	All special items are net of tax and noncontrolling interests

GREIF, INC. AND SUBSIDIARY COMPANIES

GAAP TO NON-GAAP RECONCILIATION

SELECTED FINANCIAL INFORMATION EXCLUDING

THE IMPACT OF DIVESTITURES

UNAUDITED

(Dollars in millions)

	Three months ended April 30			Six months ended 30-Apr
	2015	Impact of Divestitures	Excluding the Impact of Divestitures 2015 [13]	2015	Impact of Divestitures	Excluding the Impact of Divestitures 2015 [13]
Net Sales:
Rigid Industrial Packaging & Services	$666.6	$20.9	$645.7	$1,316.3	$40.9	$1,275.4
Paper Packaging	160.4	—	160.4	319.6	—	319.6
Flexible Products and Services	82.0	—	82.0	170.1	3.3	166.8
Land Management	6.9	—	6.9	12.2	—	12.2

Consolidated	$915.9	$20.9	$895.0	$1,818.2	$44.2	$1,774.0

Gross Profit:
Rigid Industrial Packaging & Services	$125.8	$0.1	$125.7	$230.3	$0.5	$229.8
Paper Packaging	41.2	—	41.2	81.9	(0.1)	82.0
Flexible Products and Services	10.8	—	10.8	17.9	0.5	17.4
Land Management	3.3	—	3.3	4.9	—	4.9

Consolidated	$181.1	$0.1	$181.0	$335.0	$0.9	$334.1

Operating Profit:
Rigid Industrial Packaging & Services	$25.8	$(2.7)	$28.5	$46.0	$(4.3)	$50.3
Paper Packaging	27.1	—	27.1	55.2	(0.1)	55.3
Flexible Products and Services	(5.3)	—	(5.3)	(14.1)	0.1	(14.2)
Land Management	3.5	—	3.5	29.4	—	29.4

Consolidated	$51.1	$(2.7)	$53.8	$116.5	$(4.3)	$120.8

Operating profit (loss) before special items [14]:
Rigid Industrial Packaging & Services	$47.7	$(1.7)	$49.4	$69.4	$(3.4)	$72.8
Paper Packaging	28.0	—	28.0	56.1	(0.1)	56.2
Flexible Products and Services	(5.7)	—	(5.7)	(14.4)	0.1	(14.5)
Land Management	2.6	—	2.6	3.8	—	3.8

Consolidated	$72.6	$(1.7)	$74.3	$114.9	$(3.4)	$118.3

	2014	Impact of Divestitures	Excluding the Impact of Divestitures 2014 [13]	2014	Impact of Divestitures	Excluding the Impact of Divestitures 2014 [13]
Net Sales:
Rigid Industrial Packaging & Services	$784.3	$46.7	$737.6	$1,496.6	$88.1	$1,408.5
Paper Packaging	169.8	4.7	165.1	339.6	9.5	330.1
Flexible Products and Services	105.3	14.9	90.4	218.5	34.9	183.6
Land Management	6.1	—	6.1	12.3	—	12.3

Consolidated	$1,065.5	$66.3	$999.2	$2,067.0	$132.5	$1,934.5

Gross Profit:
Rigid Industrial Packaging & Services	$144.1	$4.2	$139.9	$263.1	$7.4	$255.7
Paper Packaging	43.1	0.7	42.4	86.3	1.4	84.9
Flexible Products and Services	14.8	2.6	12.2	36.5	6.9	29.6
Land Management	2.3	—	2.3	4.5	—	4.5

Consolidated	$204.3	$7.5	$196.8	$390.4	$15.7	$374.7

Operating Profit:
Rigid Industrial Packaging & Services	$51.2	$0.2	$51.0	$80.4	$(1.3)	$81.7
Paper Packaging	26.5	0.2	26.3	56.5	0.4	56.1
Flexible Products and Services	(10.3)	0.4	(10.7)	(9.5)	2.5	(12.0)
Land Management	11.7	—	11.7	23.1	—	23.1

Consolidated	$79.1	$0.8	$78.3	$150.5	$1.6	$148.9

Operating profit (loss) before special items [14]:
Rigid Industrial Packaging & Services	$51.0	$(0.5)	$51.5	$84.7	$(1.8)	$86.5
Paper Packaging	26.5	0.2	26.3	55.7	0.4	55.3
Flexible Products and Services	(7.3)	0.4	(7.7)	(6.5)	2.3	(8.8)
Land Management	1.7	—	1.7	3.3	—	3.3

Consolidated	$71.9	$0.1	$71.8	$137.2	$0.9	$136.3

Note: The 2014 acquisitions were completed at the beginning of the fiscal year and are not adjusted because they are fully reflected in both periods.

[13]	Results excluding the impact of divestitures reflects net sales, gross profit and operating profit adjusted for divestitures occurring during FY14 and FY15.
[14]	See table contained herein entitled GAAP to Non-GAAP Reconciliation Segment Operating Profit (Loss) Before Special Items for a reconciliation of each segment’s operating profit (loss) before special items.